UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 7, 2023

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSEAmerican
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSEAmerican

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported in the Current Report on Form 8-K filed by Ault Alliance, Inc. (the “Company”) on February 10, 2023, the Company entered into a Share Exchange Agreement (the “Agreement”) with Ecoark Holdings, Inc. (“Ecoark”) pursuant to which the Company agreed to sell to Ecoark all of the outstanding shares of capital stock of the Company’s subsidiary, BitNile.com, Inc. (“BitNile.com”), of which approximately 86% was owned by the Company, and the remaining 14% was owned by minority shareholders (the “Minority Shareholders”), as well as the securities of Earnity, Inc. (“Earnity”) beneficially owned by BitNile.com, which represented approximately 19.9% of the outstanding equity securities of Earnity as of the date of the Agreement (the “Transaction”).

On March 6, 2023, the Transaction closed and Ecoark acquired BitNile.com and its ownership in Earnity. As consideration for the acquisition, Ecoark issued 8,637.5 shares of newly designated Series B Convertible Preferred Stock of Ecoark to the Company (the “Series B Preferred”) and 1,362.5 shares of newly designated Series C Convertible Preferred Stock of Ecoark to the Minority Shareholders (the “Series C Preferred,” and together with the Series B Preferred, the “Preferred Stock”). The Series B Preferred and the Series C Preferred each have a stated value of $10,000 per share (the “Stated Value”), for a combined stated value of the Preferred Stock issued by Ecoark of $100,000,000, and subject to adjustment, are convertible into an aggregate of 400,000,000 shares of common stock of Ecoark (the “Common Stock”), which pursuant to the Agreement, represents approximately 92.4% of Ecoark’s outstanding Common Stock on a fully-diluted basis. However, pending approval of the transaction by Ecoark’s shareholders, the Preferred Stock combined are subject to a 19.9% beneficial ownership limitation (together with other securities beneficially owned). The Agreement provides that Ecoark will seek shareholder approval (the “Shareholder Approval”) following the closing.

Pursuant to the Certificates of Designations of the Rights, Preferences and Limitations of the Series B Preferred and the Series C Preferred (collectively, the “Preferred Stock Certificates”), each share of Preferred Stock is convertible into a number of shares of Common Stock determined by dividing the Stated Value by $0.25 (the “Conversion Price”), or 40,000 shares of Common Stock. The Conversion Price will be subject to certain adjustments, including potential downward adjustment if Ecoark closes a qualified financing resulting in at least $25,000,000 in gross proceeds at a price per share that is lower than the Conversion Price then in effect. The holders of Preferred Stock will be entitled to receive dividends at a rate of 5% of the Stated Value per annum from issuance until the 10-year anniversary of issuance (the “Dividend Term”). During the first two years of the Dividend Term, dividends will be payable in additional shares of Preferred Stock rather than cash, and thereafter dividends will be payable in either additional shares of Preferred Stock or cash as each holder may elect. If Ecoark fails to make a dividend payment as required by the Preferred Stock Certificates, the dividend rate will be increased to 12% for as long as such default remains ongoing and uncured. Each share of Preferred Stock will also have an $11,000 liquidation preference in the event of a liquidation, change of control event, dissolution or winding up of Ecoark, and will rank senior to all other capital stock of Ecoark with respect thereto, except that the Series B Preferred and Series C Preferred shall rank pari passu. Each share of Preferred Stock will be entitled to vote with the Common Stock as set forth in the Preferred Stock Certificates, provided, however, that until Shareholder Approval, the Preferred Stock combined voting power is subject to a 19.9% limitation (together with other securities beneficially owned). Other than certain rights granted to the Company relating to amendments or waiver of various negative covenants, the terms, rights, preferences and limitations of the Preferred Stock Certificates are essentially identical.

The Company is entitled to appoint three members to the board of directors of Ecoark (the “Board”), and following Shareholder Approval, a majority of the Board. The Agreement also provides the holders of Preferred Stock with most favored nations rights in the event Ecoark offers securities with more favorable terms than the Preferred Stock for as long as the Preferred Stock remains outstanding.

Item 7.01	Regulation FD Disclosure

On March 7, 2023, the Company issued a press release announcing the closing of the Transaction. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired:

The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financials:

The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release regarding the closing of the Transaction, issued by the Company on March 7, 2023

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: March 7, 2023	/s/ Henry Nisser
Henry Nisser
President and General Counsel